SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 16, 1998


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                        333-22327                 75-2655744
--------                        ---------                 ---------
(STATE  OR  OTHER               (COMMISSION  FILE         (IRS  EMPLOYER
JURISDICTION  OF                 NUMBER)                  IDENTIFICATION NUMBER)
INCORPORATION)

             225 E. JOHN CARPENTER FREEWAY, IRVING TEXAS 75062-2731

        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
        ----------------------------------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.                   OTHER  EVENTS
                           -------------

THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING
OCTOBER 31,  1998.

CAPITALIZED  TERMS  NOT  DEFINED  HEREIN  HAVE  THE  MEANINGS
ASSIGNED  IN  THE  POOLING AND     SERVICING AGREEMENT (WITH STANDARD TERMS
AND CONDITIONS ATTACHED THERETO) DATED AS OF APRIL 30, 1997 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON JUNE 4, 1997.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------

(C)     EXHIBITS

EXHIBIT  NO.
19.1                    CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                    NATIONSCREDIT  GRANTOR  TRUST  1997  -  1
                                   (REGISTRANT)

BY:  NATIONSCREDIT  COMMERCIAL  CORPORATION  OF  AMERICA,
     AS  SERVICER  OF  NATIONSCREDIT  GRANTOR  TRUST  1997  -  1

DATE:  NOVEMBER  16,  1998               BY:  /S/  SUZANNE  CASTLEBERRY
       -------------------                    -------------------------
                                         NAME:  SUZANNE  CASTLEBERRY
                                         TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NUMBER                         DESCRIPTION
------                         -----------


19.1                         CERTIFICATEHOLDERS  STATEMENTS


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